UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2006

Date of Earliest Event Reported: August 24, 2006

Vubotics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28883	58-2212465
(State or other jurisdiction	(Commission	I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Glenridge Connector, Suite 200, Atlanta, Georgia  30342

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 404.459.5850

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On Thursday, August 24, 2006 Vubotics, Inc, f/k/a Halifax International, Inc. (the “Company”), offered and sold for an aggregate of $2,219,940 7,399,799 shares of common stock together with warrants to purchase up to an additional 7,399,799 shares of common stock. The warrants have an exercise price of $0.60 per common share and a term of five years.  The securities were sold solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933.

In connection with the private placement, the Company entered into a Common Stock and Warrant Purchase Agreement with purchasers of the securities that contains customary representations, warranties and covenants.  In the transaction, the Company received gross cash subscriptions aggregating $2,219,940.

As indicated above, the Company delivered five-year warrants to purchase an aggregate of 7,399,799 shares of the Company’s common stock at $0.60 per share to purchasers of the common stock.  The warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends, and include certain cashless-exercise provisions.  The warrants also contain anti-dilution adjustments to the exercise price and number of common shares issuable upon exercise in the event of certain dilutive issuances of equity securities.

In connection with the private placement, the Company entered into a Registration Rights Agreement with the purchasers of the securities pursuant to which the Company agreed to file a registration statement with the SEC within 60 days of the closing and use its best efforts to obtain effectiveness of the registration statement thereafter.  The registration statement will cover the resale of shares of common stock sold in the offering and the shares of common stock underlying the warrants.  The Company’s failure to abide by the filing, effectiveness and certain other covenants contained in the Securities Purchase Agreement relating to registration rights will result in the company’s obligation to pay liquidated damages in the form of cash or common stock at the rate of one percent of the subscription amount of each purchaser for any initial failure, and two percent of the subscription amount of each purchaser for each failure continuing more than 30 days (and for each 30-day period thereafter up to 15 months).

Copies of the forms of the Securities Purchase Agreement, the warrants and the Registration Rights Agreement are being filed as exhibits to this current report.

Neither the shares of common stock offered and sold in the private placement nor the shares of common stock underlying the warrants were registered under the securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act.  The disclosure about the private placement contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

As indicated under Item 1.01 above, on Thursday, August 24, 2006, the Company offered and sold for an aggregate of $2,219,940 7,399,799 shares of common stock together with warrants to purchase up to an additional 7,399,799  shares of common stock. The warrants have an exercise price of $0.60 per common share and a term of five years.  The securities were sold solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933.

In the transaction, the Company received gross cash subscriptions aggregating $2,219,940.  In connection with the closing, the Company paid two placement agents commissions and expenses aggregating approximately $156,552.  The Company also issued to the placement agents warrants to purchase an aggregate of 295,992 shares of Common.  Each placement agent warrant will have a term of five years and be exercisable at a price of $0.60 per share.

Neither the shares of common stock offered and sold in the private placement nor the shares of common stock underlying the warrants were registered under the securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act.  The disclosures about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the

SEC, and as permitted under Rule 135c under the Securities Act.

Item 8.01 Other Events.

On August 28, 2006, the Company issued a press release relating to the financing transaction described in Items 1.01 and 3.02 of this current report.  A copy of the press release is being filed as an exhibit to this current report.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit	Description

10.1

Form of Common Stock and Warrant Purchase Agreement by and between Vubotics, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 21, 2006.

10.2	Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 21, 2006.

10.3	Form of Registration rights agreement by and between Vubotics, Inc. and each of the purchasers described in Items 1.01 and 3.02 of this current report dated as of August 21, 2006.

99.1	Press Release dated August 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 28, 2006	Vubotics, Inc.

	By:	/s/Philip E. Lundquist
Philip E. Lundquist
Chief Financial Officer

EXHBIT INDEX

Exhibit	Description

10.1

Form of Common Stock and Warrant Purchase Agreement by and between Vubotics,Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 21, 2006.

10.2	Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 21, 2006.

10.3	Form of Registration rights agreement by and between Vubotics, Inc. and each of the purchasers described in Items 1.01 and 3.02 of this current report dated as of August 21, 2006.

99.1	Press Release dated August 28, 2006.